UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 April 27, 2006


                            THE COMMERCE GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


 Massachusetts                   001-13672                     04-2599931
 -------------                   ---------                     ----------
 (State or other             (Commission File                (IRS Employer
  jurisdiction                   Number)                     Identification
  of incorporation)                                              No.)



211 Main Street, Webster, Massachusetts            01570
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Commerce Group, Inc.
Form 8-K
April 27, 2006


Section 2.  Financial Information

     Item 2.02  Results of Operations and Financial Condition

     The following information is being furnished under Item 2.02 - Results of Operations and Financial Condition. Such information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

     On April 27, 2006, The Commerce Group, Inc. (the "Company") issued a press release announcing its results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



Section 9.  Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits
      (d)   Exhibits


Exhibit 99.1    Press Release dated April 27, 2006




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           April 27, 2006




                            /s/ Randall V. Becker
                          -----------------------------------
                          Randall V. Becker
                          Treasurer and Chief Financial Officer